Exhibit 99.1

TRISTATE CAPITAL HOLDINGS, INC. BOARD OF DIRECTORS TO NAME JAMES GETZ EXECUTIVE CHAIRMAN AND APPOINT BRIAN FETTEROLF TO SERVE AS PRESIDENT AND CEO

PITTSBURGH – December 1, 2021 – The Board of Directors of TriState Capital Holdings, Inc. (Nasdaq: TSC) announced its decision to name James F. Getz executive chairman and appoint Brian S. Fetterolf to serve as the company’s president and chief executive officer, effective January 1, 2022.

Mr. Getz has served as chairman, president and CEO of TriState Capital since he founded the company in 2007. As executive chairman, he will continue to lead the Board of directors and support strategic business development activities for the company’s bank and investment management businesses. Mr. Getz will also continue to serve as chairman of the company’s TriState Capital Bank and Chartwell Investment Partners subsidiaries.

“Since 2009, Brian has played an instrumental role in the formation of our strategic plans, the buildout of our differentiated financial services business model, the recruitment of top talent and the strengthening of our entrepreneurial culture that is focused on our clients’ success and shareholder value creation,” said Mr. Getz. “Developing one of our own to assume the day-to-day leadership of this organization has long been a top priority for myself and the Board, and over the last 12 years Brian has earned our complete confidence, as he and the entire management team of highly experienced financial services and public company executives take what we’ve created to the next level of success, for the benefit of our clients, shareholders and employees.”

“TriState Capital’s success so far is built on Jim’s leadership, vision for the vast potential in our niche markets, relentless focus on execution, commitment to assembling the very best talent in the business, and prioritization for the health and well-being of each person on our team,” Mr. Fetterolf said. “On behalf of the incredible group of professionals here at TriState Capital, I want to say that it is a privilege that we get to work with Jim, as well as with each other, as we continue building on our very strong foundation. I’m honored to serve TriState Capital’s team, clients, investors, and other stakeholders in this additional role, and I am grateful to have the support of Jim’s continued counsel and friendship.”

In addition to assuming his new leadership role on January 1, Mr. Fetterolf will continue to serve as a director of the company; president, CEO and a director of its TriState Capital Bank subsidiary; Vice Chairman and director of its Chartwell Investment Partners subsidiary, and president of its Chartwell TSC Securities Corp. broker-dealer subsidiary that facilitates the wholesale marketing of Chartwell Funds.

Mr. Fetterolf was named president of TriState Capital Bank in 2015 and CEO of the subsidiary in 2017. Since joining TriState Capital in 2009, his other leadership roles over the last 12 years included serving as its Chief Risk Officer and General Counsel.

As previously disclosed, Raymond James Financial, Inc. and TriState Capital Holdings have entered into a definitive agreement under which Raymond James will acquire TriState Capital Holdings in a combination cash and stock transaction expected to close in 2022, subject to customary closing conditions, including regulatory approvals and approval by TriState Capital Holdings shareholders. As the companies announced on October 20, 2021, TriState Capital is expected to continue operating as a separately branded firm and as a stand-alone division and independently chartered bank subsidiary of Raymond James, with the current leadership team and all associates remaining in existing office locations to support TriState Capital’s continued growth and high service levels.

ABOUT TRISTATE CAPITAL

Exhibit 99.1
TriState Capital Holdings, Inc. (Nasdaq: TSC) is a bank holding company headquartered in Pittsburgh, PA, providing commercial banking, private banking and investment management services to middle-market companies, institutional clients and high-net-worth individuals. Its TriState Capital Bank subsidiary had $12.07 billion in assets as of September 30, 2021, and serves middle-market commercial customers through regional representative offices in Pittsburgh, Philadelphia, Cleveland, Edison, N.J., and New York City, as well as high-net-worth individuals nationwide through its national referral network of financial intermediaries. Its Chartwell Investment Partners subsidiary had $11.45 billion in assets under management as of September 30, 2021, and serves institutional clients and TriState Capital’s financial intermediary network. For more information, please visit http://investors.tristatecapitalbank.com.

FORWARD-LOOKING STATEMENTS
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect TriState Capital’s current views with respect to, among other things, future events and the company’s financial performance, as well as the company’s goals and objectives for future operations, financial and business trends, business prospects and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other measures of future financial or business performance, strategies or expectations. These statements are often, but not always, made through the use of words or phrases such as “achieve,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “maintain,” “may,” “opportunity,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “sustain,” “target,” “trend,” “will,” “will likely result,” and “would,” or the negative versions of those words or other comparable statements of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about TriState Capital’s industry and beliefs or assumptions made by management, many of which, by their nature, are inherently uncertain. Although TriState Capital believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Accordingly, TriState Capital cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that change over time and are difficult to predict, including, but not limited to, the following:
•risks associated with the COVID-19 pandemic and their expected impact and duration, including effects on TriState Capital’s operations, its clients, economic conditions and the demand for its products and services;
•TriState Capital’s ability to prudently manage its growth and execute its strategy, including the successful integration of past and future acquisitions, its ability to fully realize the cost savings and other benefits of its acquisitions, manage risks related to business disruption following those acquisitions, and manage customer disintermediation;
•deterioration of TriState Capital’s asset quality;
•TriState Capital’s level of non-performing assets and the costs associated with resolving problem loans, including litigation and other costs;
•possible additional loan and lease losses and impairment, changes in the value of collateral securing TriState Capital’s loans and leases and the collectability of loans and leases, particularly as a result of the COVID-19 pandemic and the programs implemented by the Coronavirus Aid, Relief, and Economic Security Act, including its automatic loan forbearance provisions;
•possible changes in the speed of loan prepayments by customers and loan origination or sales volumes;
•business and economic conditions generally and in the financial services industry, nationally and within TriState Capital’s local market areas, including the effects of an increase in unemployment levels, slowdowns in economic growth and changes in demand for products or services or the value of assets under management;
•TriState Capital’s ability to maintain important deposit customer relationships, its reputation and otherwise avoid liquidity risks;
•changes in management personnel;
•TriState Capital’s ability to recruit and retain key employees;
•volatility and direction of interest rates;
•risks related to the phasing out of LIBOR and changes in the manner of calculating reference rates, as well as the impact of the phase out of LIBOR and introduction of alternative reference rates on the value of loans and other financial instruments that are linked to LIBOR;
•changes in accounting policies, accounting standards, or authoritative accounting guidance, including the CECL model;

Exhibit 99.1
•any impairment of TriState Capital’s goodwill or other intangible assets;
•TriState Capital’s ability to develop and provide competitive products and services that appeal to its customers and target markets;
•TriState Capital’s ability to provide investment management performance competitive with its peers and benchmarks;
•fluctuations in the carrying value of the assets under management held by Chartwell, as well as the relative and absolute investment performance of such subsidiary’s investment products;
•operational risks associated with TriState Capital’s business, including technology and cyber-security related risks;
•increased competition in the financial services industry, particularly from regional and national institutions;
•negative perceptions or publicity with respect to any products or services offered by TriState Capital;
•adverse judgments or other resolution of pending and future legal proceedings, and costs incurred in defending such proceedings;
•changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters, including economic stimulus programs, and potential expenses associated with complying with such laws and regulations;
•TriState Capital’s ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms;
•regulatory limits on TriState Capital’s ability to receive dividends from its subsidiaries and pay dividends to shareholders;
•changes and direction of government policy towards and intervention in the U.S. financial system;
•natural disasters and adverse weather, acts of terrorism, regional or national civil unrest, cyber-attacks, an outbreak of hostilities, a public health outbreak (such as COVID-19) or other international or domestic calamities, and other matters beyond TriState Capital’s control;
•the effects of any reputation, credit, interest rate, market, operational, legal, liquidity, regulatory or compliance risk resulting from developments related to any of the risks discussed above; and
•other factors that are discussed in TriState Capital’s filings with the Securities and Exchange Commission.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release. If one or more events related to these or other risks or uncertainties materialize, or if TriState Capital’s underlying assumptions prove to be incorrect, actual results may differ materially from what the company anticipates. Accordingly, readers should not place undue reliance on any such forward-looking statements. New factors emerge from time to time, and it is not possible for TriState Capital to predict which will arise. Any forward-looking statement speaks only as of the date on which it is made, and TriState Capital does not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. In addition, TriState Capital cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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